UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-05603

Name of Fund: Merrill Lynch World Income Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch World Income Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 06/30/06

Item 1 - Report to Stockholders

Semi-Annual Report
June 30, 2006

Merrill Lynch
World Income Fund, Inc.

Merrill Lynch World Income Fund, Inc.

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of June 30, 2006) (the "Transaction"). The Transaction is expected to close at the end of the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Directors has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund upon the closing of the Transaction.

Portfolio Information as of June 30, 2006

                                                                      Percent of
Geographic Allocation                                          Total Investments
--------------------------------------------------------------------------------
United States ............................................             30.0%
Germany ..................................................             17.4
United Kingdom ...........................................              8.1
Canada ...................................................              7.3
Brazil ...................................................              6.7
Mexico ...................................................              4.0
Russia ...................................................              3.1
Norway ...................................................              3.0
Spain ....................................................              2.8
Venezuela ................................................              2.8
France ...................................................              2.3
Australia ................................................              2.2
Turkey ...................................................              1.7
Philippines ..............................................              1.4
Colombia .................................................              1.3
Sweden ...................................................              1.1
Argentina ................................................              0.9
Indonesia ................................................              0.8
Uruguay ..................................................              0.8
Denmark ..................................................              0.6
Dominican Republic .......................................              0.5
South Africa .............................................              0.5
Ireland ..................................................              0.4
China ....................................................              0.3
--------------------------------------------------------------------------------


2       MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006

A Letter From the President

Dear Shareholder

By now, you have probably heard of the important changes unfolding at Merrill Lynch Investment Managers ("MLIM"). We have been communicating with shareholders, via letters like this and in a detailed proxy mailing, about MLIM's impending union with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock"). This transaction marks the next chapter in MLIM's growth story and, we believe, will be a benefit to our investors.

MLIM, a division of Merrill Lynch with over $583 billion in assets under management, is a leading investment manager offering more than 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock, with $464.1 billion in assets under management, is one of the largest publicly traded investment management firms in the United States managing assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. At the completion of the transaction, which is expected by the end of third quarter 2006, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.*

The combined company, to be known as BlackRock, will provide a wide selection of high-quality investment solutions across a range of asset classes and investment styles. The organization will have over 4,500 employees in 18 countries and a major presence in key markets worldwide. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. The firms share similar values and beliefs -- each strives for excellence in all areas, and both make investment performance their single most important mission. As such, our combination only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. This will be reflected in newspaper and online information sources beginning in October. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated via a proxy statement, your funds will maintain the same investment objectives that they do today. Importantly, the MLIM/BlackRock union will not affect your brokerage account or your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

As always, we thank you for entrusting us with your investment assets. We look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.
                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

*     $1.047 trillion in assets under management as of June 30, 2006.

      Data, including assets under management, are as of June 30, 2006.


        MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006          3

A Discussion With Your Fund's Portfolio Managers

      In a challenging period for fixed income investments, especially emerging markets debt and non-U.S.-dollar currencies, the Fund's results lagged those of the benchmark.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2006, Merrill Lynch World Income Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +.70%, +.43%, +.58% and +.99%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the benchmark JPMorgan Global Government Bond Broad Index returned +2.74% and the Lipper Global Income Funds category had an average return of +1.26%. (Funds in this Lipper category invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.)

For the 12-month period ended June 30, 2006, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +.31%, -.22%, -.26% and +.57%, respectively, compared to a return of -.16% for the JPMorgan Global Government Bond Broad Index and an average return of +.44% for the Lipper Global Income Funds category.

Global financial markets experienced significant volatility over the past six months. From the beginning of the year through mid May, most markets were broadly up, based on solid fundamentals and a surprisingly resilient global economy. From the middle of May through the end of the period, however, a market correction caused both stock and bond prices to drop sharply in almost every market around the world. Renewed concerns over inflation and corresponding fears that the U.S. Federal Reserve Board (the Fed) would continue to raise interest rates in response were the major culprits behind these price declines. This global market correction hurt the relative performance of the Fund, since the downturn was particularly evident in many emerging markets fixed income securities and in non-U.S. dollar currencies, where the Fund maintains significant overweights versus the benchmark.

Despite the negative influence of the markets over the latter part of the period, there were some relative positives in terms of performance. The Fund maintained a modest exposure to high yield bonds, which was one of the few sectors of the global fixed income market to experience decent returns over the past six months. The Credit Suisse High Yield Index posted a return of +3.49% from January through June, as opposed to an anemic +.08% return for the Merrill Lynch AAA U.S. Treasury/Agency Index. Since the JPMorgan Global Government Bond Broad Index does not maintain an exposure to high yield securities, our high yield allocation was a positive in terms of relative performance.

Additionally, our underweight position in the U.S. dollar added to relative results. Although non-U.S. currencies in general, and emerging markets currencies in particular, suffered during the market downturn in May and June, the U.S. dollar experienced a decline during the past six months overall, and our underweighting contributed to the Fund's relative results.

What changes were made to the portfolio during the period?

Over the past six months, we made several changes to the Fund's overall composition. Most notably, we substantially increased the Fund's position in U.S. Treasury securities from a 15% allocation to 25%, as we believed this sector of the market was attractive and offered less risk compared to some other asset classes. The yield on the 10-year Treasury note began the period at 4.39% and moved all the way up to 5.15% by the end of June. Given that the Fed may soon end its campaign of interest rate tightening, we believe that U.S. Treasury yields are set to fall (and prices rise, as bond yields move in the opposite direction of their prices). As a result of this allocation change, the Fund ended the period with an overweight in U.S. Treasury issues relative to the benchmark.

To accommodate this increased allocation, we reduced our exposure to government bonds in several industrialized nations, most notably Canada and New Zealand. Our positions in Canadian bonds had experienced some price appreciation, and we reduced exposure in favor of areas of the market where we perceived more value. In New Zealand, it appeared to us that the large current account deficit in that country fundamentally weakened New Zealand bonds, and we reduced our exposure as a result.


4       MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006

In addition, although the Fund's emerging markets debt allocation remained relatively high throughout the year, we did modestly reduce our allocation from 30% of net assets to 23%. It is important to note, however, that within the Fund's emerging markets debt allocation, we maintained exposure to local currencies, where we continue to see some value.

Finally, we also decreased exposure to the U.S. dollar in favor of non-U.S. currencies over the past six months. At the beginning of the period, the Fund had a U.S. dollar exposure of close to 10%, and by the end of the period, that had been reduced to less than 6%. We anticipate that a more noticeable weakness in the U.S. dollar will reassert itself going forward. The U.S. current account deficit and trade deficit both remain high and the savings rate remains low, all of which exert downward pressure on the currency. Additionally, as noted earlier, many observers believe the Fed is near the end of its cycle of interest rate hikes, which would also make the dollar less attractive. At the same time, many foreign currencies appear relatively attractive to us. A renewed weakening of the U.S. dollar would be a net positive for the Fund's non-dollar positions.

How would you characterize the Fund's position at the close of the period?

At period-end, the portfolio comprised approximately 8% high yield bonds, 23% emerging markets debt, 41% high-grade sovereign bonds, 25% U.S. Treasury securities and a small residual cash allocation. Foreign currency bonds and foreign exchange forwards put the Fund's non-U.S. dollar exposure at close to 94%. From a currency perspective, the Fund was allocated as follows: 6% U.S. dollar, 20% euro, 23% yen, 22% other high-grade foreign currencies and 29% emerging markets currencies.

Looking ahead, we expect that lower-rated fixed income credits (including high yield and emerging markets debt) may be poised to perform well if global interest rates remain within the current range and as the world economy remains on sound footing. The high levels of global liquidity should continue to prompt investors to seek out higher returns, which may also benefit these asset classes. In particular, we believe that emerging markets debt should continue to benefit from improving credit fundamentals and continued high commodities prices.

Merrill Lynch World Income Fund, Inc. is an internationally diversified portfolio through investments in high yield bonds, emerging markets debt, high-grade sovereign fixed income securities and U.S. Treasury issues. We intend to continue positioning the portfolio to seek to capitalize on investment opportunities in all of these markets.

B. Daniel Evans
Vice President and Co-Portfolio Manager

Aldo Roldan
Vice President and Co-Portfolio Manager

July 13, 2006


        MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006          5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower. None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                            6-Month            12-Month            10-Year             Standardized
As of June 30, 2006                                      Total Return        Total Return        Total Return          30-Day Yield
===================================================================================================================================
ML World Income Fund, Inc. Class A Shares*                   +0.70%              +0.31%             +53.34%                4.84%
-----------------------------------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class B Shares*                   +0.43               -0.22              +45.65                 4.51
-----------------------------------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class C Shares*                   +0.58               -0.26              +45.03                 4.48
-----------------------------------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class I Shares*                   +0.99               +0.57              +57.47                 5.30
-----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Global Government Bond Broad Index**                +2.74               -0.16              +74.63                   --
-----------------------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
** This unmanaged Index measures the performance of leading government bond markets based on total return in U.S. currency.


6       MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006

Performance Data (concluded)

Average Annual Total Return

--------------------------------------------------------------------------------
                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 6/30/06                               +0.31%           -3.70%
--------------------------------------------------------------------------------
Five Years Ended 6/30/06                             +8.16            +7.28
--------------------------------------------------------------------------------
Ten Years Ended 6/30/06                              +4.37            +3.94
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Return          Return
                                                    Without CDSC    With CDSC+++
================================================================================
Class B Shares+
================================================================================
One Year Ended 6/30/06                                 -0.22%           -4.05%
--------------------------------------------------------------------------------
Five Years Ended 6/30/06                               +7.59            +7.29
--------------------------------------------------------------------------------
Ten Years Ended 6/30/06                                +3.83            +3.83
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Return          Return
                                                    Without CDSC    With CDSC+++
================================================================================
Class C Shares++
================================================================================
One Year Ended 6/30/06                                 -0.26%           -1.22%
--------------------------------------------------------------------------------
Five Years Ended 6/30/06                               +7.55            +7.55
--------------------------------------------------------------------------------
Ten Years Ended 6/30/06                                +3.79            +3.79
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          Return
================================================================================
Class I Shares
================================================================================
One Year Ended 6/30/06                                                    +0.57%
--------------------------------------------------------------------------------
Five Years Ended 6/30/06                                                  +8.46
--------------------------------------------------------------------------------
Ten Years Ended 6/30/06                                                   +4.65
--------------------------------------------------------------------------------

*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.
+ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


        MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006          7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2006 and held through June 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                      Expenses Paid
                                                             Beginning             Ending           During the Period*
                                                           Account Value        Account Value       January 1, 2006 to
                                                          January 1, 2006       June 30, 2006         June 30, 2006
======================================================================================================================
Actual
======================================================================================================================
Class A                                                      $   1,000            $1,007.00            $    6.22
----------------------------------------------------------------------------------------------------------------------
Class B                                                      $   1,000            $1,004.30            $    8.85
----------------------------------------------------------------------------------------------------------------------
Class C                                                      $   1,000            $1,005.80            $    9.05
----------------------------------------------------------------------------------------------------------------------
Class I                                                      $   1,000            $1,009.90            $    4.98
======================================================================================================================
Hypothetical (5% annual return before expenses)**
======================================================================================================================
Class A                                                      $   1,000            $1,018.60            $    6.26
----------------------------------------------------------------------------------------------------------------------
Class B                                                      $   1,000            $1,015.97            $    8.90
----------------------------------------------------------------------------------------------------------------------
Class C                                                      $   1,000            $1,015.77            $    9.10
----------------------------------------------------------------------------------------------------------------------
Class I                                                      $   1,000            $1,019.84            $    5.01
----------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.25% for Class A, 1.78% for Class B, 1.82% for Class C and 1.00% for Class I), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8       MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006

Schedule of Investments                                        (in U.S. dollars)

                                                                     Shares
               Industry         Common Stocks                          Held                Value
====================================================================================================
North America
----------------------------------------------------------------------------------------------------
Canada--0.1%
               Paper--0.1%
               Western Forest Products, Inc. (c)                     80,642             $    141,401
               -------------------------------------------------------------------------------------
               Total Common Stocks in Canada                                                 141,401
====================================================================================================
United States--0.0%
               Energy--Other--0.0%
               Trico Marine Services, Inc. (c)                        1,807                   61,438
               -------------------------------------------------------------------------------------
               Telecommunications--0.0%
               PTV, Inc. (c)                                              1                      500
               -------------------------------------------------------------------------------------
               Total Common Stocks in the United States                                       61,938
               -------------------------------------------------------------------------------------
               Total Common Stocks (Cost--$1,440,424)--0.1%                                  203,339
====================================================================================================

====================================================================================================

                                Preferred Stocks
====================================================================================================
North America
----------------------------------------------------------------------------------------------------
United States--0.1%
               Telecommunications--0.1%
               PTV, Inc. Series A, 10%                               29,543                   88,629
               -------------------------------------------------------------------------------------
               Total Preferred Stocks
               (Cost--$982,122)--0.1%                                                         88,629
====================================================================================================

====================================================================================================

                                Warrants
====================================================================================================
Latin America
----------------------------------------------------------------------------------------------------
Venezuela--0.0%
               Government--Foreign--0.0%
               Venezuela Oil Obligations
                 (expires 4/15/2020) (c)                              3,000                  105,000
               -------------------------------------------------------------------------------------
               Total Warrants in Latin America                                               105,000
====================================================================================================
North America
----------------------------------------------------------------------------------------------------
United States--0.1%
               Health Care--0.0%
               HealthSouth Corp. (expires 1/16/2014) (h)             14,085                   24,649
               -------------------------------------------------------------------------------------
               Wireless Communications--0.1%
               American Tower Corp.
                 (expires 8/01/2008) (h)                                225                   98,664
               -------------------------------------------------------------------------------------
               Total Warrants in North America                                               123,313
               -------------------------------------------------------------------------------------
               Total Warrants (Cost--$14,639)--0.1%                                          228,313
====================================================================================================

                                Fixed Income                           Face
                                Securities                           Amount
====================================================================================================
Africa
----------------------------------------------------------------------------------------------------
South Africa--0.5%
               Government--Foreign--0.5%
               South Africa Government Bond,
                 13% due 8/31/2010                     ZAR        5,000,000                  807,572
               -------------------------------------------------------------------------------------
               Total Fixed Income Securities
               in Africa--0.5%                                                               807,572
====================================================================================================
Europe
----------------------------------------------------------------------------------------------------
Denmark--0.6%
               Government--Foreign--0.6%
               Denmark Government Bond, 4%
                 due 11/15/2010                        DKK        5,800,000                  999,727
               -------------------------------------------------------------------------------------
               Total Fixed Income Securities
               in Denmark                                                                    999,727
====================================================================================================
France--2.2%
               Government--Foreign--2.2%
               French Treasury Note BTAN, 3%
                 due 1/12/2011                         EUR        3,000,000                3,704,423
               -------------------------------------------------------------------------------------
               Total Fixed Income Securities
               in France                                                                   3,704,423
====================================================================================================
Germany--16.9%
               Financial--5.1%
               Eurohypo AG, 3.25%
                 due 10/26/2015                                   7,350,000                8,662,205
               -------------------------------------------------------------------------------------
               Government--Foreign--11.6%
               Bundesobligation Series 148,
                 3.50% due 4/08/2011                              3,600,000                4,534,733
               Deutsche Bundesrepublik:
                   3.75% due 10/26/2015                           8,425,000               10,556,722
                   4.75% due 7/04/2034                            3,200,000                4,367,449
                                                                                        ------------
                                                                                          19,458,904
               -------------------------------------------------------------------------------------
               Housing--0.2%
               Grohe Holding GmbH, 8.625%
                 due 10/01/2014 (g)                                 325,000                  399,980
               -------------------------------------------------------------------------------------
               Total Fixed Income Securities
               in Germany                                                                 28,521,089
====================================================================================================
Ireland--0.4%
               Paper--0.4%
               Jefferson Smurfit Group Plc,11.50%
                 due 10/01/2015 (f)(g)                              562,194                  733,231
               -------------------------------------------------------------------------------------
               Total Fixed Income Securities
               in Ireland                                                                    733,231
====================================================================================================
Norway--2.9%
               Government--Foreign--2.9%
               Norway Government Bond:
                   6.50% due 5/15/2013                 NOK       15,700,000                2,850,850
                   5% due 5/15/2015                              12,300,000                2,069,611
               -------------------------------------------------------------------------------------
               Total Fixed Income Securities
               in Norway                                                                   4,920,461
====================================================================================================


        MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006          9

Schedule of Investments (continued)                            (in U.S. dollars)

                                Fixed Income                           Face
               Industry         Securities                           Amount                Value
====================================================================================================
Europe (continued)
----------------------------------------------------------------------------------------------------
Russia--3.1%
               Government--Foreign--3.1%
               Russia Government International
                 Bond,12.75% due 6/24/2028
                 (Regulation S)                        USD        3,050,000             $  5,150,535
               -------------------------------------------------------------------------------------
               Total Fixed Income Securities
               in Russia                                                                   5,150,535
====================================================================================================
Spain--2.8%
               Government--Foreign--2.8%
               Spain Government Bond:
                   4.20% due 7/30/2013                 EUR        1,000,000                1,296,154
                   4.40% due 1/31/2015                            2,550,000                3,343,132
               -------------------------------------------------------------------------------------
               Total Fixed Income Securities
               in Spain                                                                    4,639,286
====================================================================================================
Sweden--1.1%
               Government--Foreign--1.1%
               Sweden Government Bond, 4.50%
                 due 8/12/2015                         SEK       12,650,000                1,819,850
               -------------------------------------------------------------------------------------
               Total Fixed Income Securities
               in Sweden                                                                   1,819,850
====================================================================================================
Turkey--1.6%
               Government--Foreign--1.6%
               Turkey Government
                 International Bond:
                   0% due 5/09/2007                    TRY        4,200,000                2,222,179
                   7% due 6/05/2020                    USD          600,000                  535,500
               -------------------------------------------------------------------------------------
               Total Fixed Income Securities
               in Turkey                                                                   2,757,679
====================================================================================================
United Kingdom--7.9%
               Government--Foreign--7.9%
               United Kingdom Gilt:
                   5% due 3/07/2008                    GBP        4,475,000                8,309,875
                   5% due 9/07/2014                               2,669,000                5,023,843
               -------------------------------------------------------------------------------------
               Total Fixed Income Securities
               in the United Kingdom                                                      13,333,718
               -------------------------------------------------------------------------------------
               Total Fixed Income Securities
               in Europe--39.5%                                                           66,579,999
====================================================================================================
Latin America
----------------------------------------------------------------------------------------------------
Argentina--0.7%
               Government--Foreign--0.7%
               Argentina Bonos, 2.244%
                 due 9/30/2008 (b)                     ARS          150,000                   62,174
               Argentina Government
                 International Bond:
                   8.28% due 12/31/2033 (i)            USD          150,520                  134,013
                   1.33% due 12/31/2038                           2,999,351                1,087,265
               -------------------------------------------------------------------------------------
               Total Fixed Income Securities
               in Argentina                                                                1,283,452
====================================================================================================
Brazil--6.5%
               Government--Foreign--6.5%
               Banco Bradesco SA,17.50%
                 due 12/10/2007 (g)                    BRL        3,500,000                1,633,058
               Brazilian Government
                 International Bond:
                   10.50% due 7/14/2014                USD        2,650,000                3,190,600
                   7.125% due 1/20/2037                           1,420,000                1,345,450
               Citigroup Funding Inc.,10%
                 due 1/03/2012 (b)(g)                  BRL       12,900,000                4,751,110
               -------------------------------------------------------------------------------------
               Total Fixed Income Securities
               in Brazil                                                                  10,920,218
====================================================================================================
Colombia--1.3%
               Government--Foreign--1.3%
               Colombia Government International
                 Bond,11.75% due 2/25/2020             USD        1,675,000                2,202,625
               -------------------------------------------------------------------------------------
               Total Fixed Income Securities
               in Colombia                                                                 2,202,625
====================================================================================================
Dominican Republic--0.5%
               Government--Foreign--0.1%
               Dominican Republic International
                 Bond, 9.04% due 1/23/2018                          213,764                  223,384
               -------------------------------------------------------------------------------------
               Utility--0.4%
               Aes Dominicana Energia Finance
                 SA,11% due 12/13/2015 (g)                          630,000                  620,550
               -------------------------------------------------------------------------------------
               Total Fixed Income Securities
               in the Dominican Republic                                                     843,934
====================================================================================================
Mexico--3.9%
               Government--Foreign--3.9%
               Mexican Bonos, 9.50%
                 due 12/18/2014                        MXN       20,771,100                1,885,430
               Mexico Government International
                 Bond Series A:
                   6.625% due 3/03/2015                USD        2,000,000                2,025,000
                   6.75% due 9/27/2034                            2,675,000                2,601,438
               -------------------------------------------------------------------------------------
               Total Fixed Income Securities
               in Mexico                                                                   6,511,868
====================================================================================================
Uruguay--0.8%
               Government--Foreign--0.8%
               Uruguay Government International
                 Bond, 9.25% due 5/17/2017                        1,200,000                1,290,000
               -------------------------------------------------------------------------------------
               Total Fixed Income Securities
               in Uruguay                                                                  1,290,000
====================================================================================================


10      MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006

Schedule of Investments (continued)                            (in U.S. dollars)

                                Fixed Income                           Face
               Industry         Securities                           Amount                Value
====================================================================================================
Latin America (concluded)
----------------------------------------------------------------------------------------------------
Venezuela--2.6%
               Government--Foreign--2.6%
               Venezuela Government International
                 Bond, 9.375% due 1/13/2034            USD        3,805,000             $  4,461,363
               -------------------------------------------------------------------------------------
               Total Fixed Income Securities
               in Venezuela                                                                4,461,363
               -------------------------------------------------------------------------------------
               Total Fixed Income Securities
               in Latin America--16.3%                                                    27,513,460
====================================================================================================
North America
----------------------------------------------------------------------------------------------------
Canada--7.1%
               Diversified Media--0.6%
               Quebecor World Capital Corp.,
                 8.75% due 3/15/2016 (g)                          1,000,000                  912,500
               -------------------------------------------------------------------------------------
               Financial--0.3%
               Fairfax Financial Holdings Ltd.,
                 7.75% due 4/26/2012                                600,000                  522,000
               -------------------------------------------------------------------------------------
               Government--Foreign--5.2%
               Canadian Government Bond:
                   5.25% due 6/01/2012                 CAD        2,800,000                2,610,463
                   5% due 6/01/2014                               6,700,000                6,196,160
                                                                                        ------------
                                                                                           8,806,623
               -------------------------------------------------------------------------------------
               Metal--Other--0.5%
               Novelis, Inc., 8%
                 due 2/15/2015 (g)                     USD          850,000                  816,000
               -------------------------------------------------------------------------------------
               Paper--0.5%
               Ainsworth Lumber Co. Ltd., 7.25%
                 due 10/01/2012                                     750,000                  615,000
               Domtar, Inc., 7.125%
                 due 8/15/2015                                      250,000                  217,500
                                                                                        ------------
                                                                                             832,500
               -------------------------------------------------------------------------------------
               Total Fixed Income Securities
               in Canada                                                                  11,889,623
====================================================================================================
United States--5.3%
               Airlines--0.0%
               Continental Airlines, Inc. Series
                 1998-1-C, 6.541%
                 due 9/15/2009                                       30,792                   29,175
               -------------------------------------------------------------------------------------
               Automotive--0.4%
               American Tire Distributors, Inc. (b):
                   11.758% due 4/01/2012                            400,000                  372,000
                   11.758% due 4/01/2012 (g)                        275,000                  255,750
                                                                                        ------------
                                                                                             627,750
               -------------------------------------------------------------------------------------
               Cable--U.S.--0.0%
               Adelphia Communications Corp.,
                 6% due 2/15/2006 (a)(d)                            575,000                    4,313
               -------------------------------------------------------------------------------------
               Chemicals--0.7%
               Equistar Chemicals LP, 8.75%
                 due 2/15/2009                                      300,000                  309,750
               Omnova Solutions, Inc.,11.25%
                 due 6/01/2010                                      875,000                  927,500
                                                                                        ------------
                                                                                           1,237,250
               -------------------------------------------------------------------------------------
               Consumer--Non-Durables--0.3%
               American Greetings Corp., 7.375%
                 due 6/01/2016                                      500,000                  502,500
               -------------------------------------------------------------------------------------
               Energy--Exploration & Production--0.1%
               Pogo Producing Co., 7.875%
                 due 5/01/2013 (g)                                  250,000                  250,625
               -------------------------------------------------------------------------------------
               Energy--Other--0.7%
               MarkWest Energy Partners LP,
                 8.50% due 7/15/2016 (g)                            425,000                  417,988
               Suburban Propane Partners, LP,
                 6.875% due 12/15/2013                              750,000                  701,250
                                                                                        ------------
                                                                                           1,119,238
               -------------------------------------------------------------------------------------
               Gaming--0.1%
               MTR Gaming Group, Inc., 9%
                 due 6/01/2012 (g)                                  250,000                  250,938
               -------------------------------------------------------------------------------------
               Housing--0.3%
               Ply Gem Industries, Inc., 9%
                 due 2/15/2012                                      250,000                  227,500
               Stanley-Martin Communities LLC,
                 9.75% due 8/15/2015                                250,000                  213,750
                                                                                        ------------
                                                                                             441,250
               -------------------------------------------------------------------------------------
               Information Technology--0.2%
               Telcordia Technologies Inc.,10%
                 due 3/15/2013 (g)                                  400,000                  338,000
               -------------------------------------------------------------------------------------
               Manufacturing--1.1%
               EaglePicher Inc., 9.75%
                 due 9/01/2013 (d)                                  425,000                  284,750
               Sensata Technologies BV, 8%
                 due 5/01/2014 (g)                                  500,000                  482,500
               Superior Essex Communications
                 LLC, 9% due 4/15/2012                            1,000,000                1,015,000
                                                                                        ------------
                                                                                           1,782,250
               -------------------------------------------------------------------------------------
               Service--0.6%
               Avis Budget Car Rental, LLC,
                 7.576% due 5/15/2014 (b)(g)                        450,000                  448,875
               Dycom Industries, Inc., 8.125%
                 due 10/15/2015                                     500,000                  501,250
                                                                                        ------------
                                                                                             950,125
               -------------------------------------------------------------------------------------
               Utility--0.8%
               Dynegy Holdings, Inc., 8.375%
                 due 5/01/2016 (g)                                  750,000                  738,751
               Edison Mission Energy, 7.75%
                 due 6/15/2016 (g)                                  250,000                  245,624
               Reliant Energy, Inc., 9.50%
                 due 7/15/2013                                      375,000                  376,875
                                                                                        ------------
                                                                                           1,361,250
               -------------------------------------------------------------------------------------
               Total Fixed Income Securities
               in the United States                                                        8,894,664
               -------------------------------------------------------------------------------------
               Total Fixed Income Securities
               in North America--12.4%                                                    20,784,287
====================================================================================================


        MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006         11

Schedule of Investments (continued)                            (in U.S. dollars)

                                Fixed Income                           Face
               Industry         Securities                           Amount                Value
====================================================================================================
Pacific Basin/Asia
----------------------------------------------------------------------------------------------------
Australia--2.1%
               Government--Foreign--2.1%
               Australia Government Bond,
                 6.25% due 4/15/2015                   AUD        4,700,000             $  3,604,386
               -------------------------------------------------------------------------------------
               Total Fixed Income Securities
               in Australia                                                                3,604,386
====================================================================================================
China--0.3%
               Utility--0.3%
               AES China Generating Co. Ltd.,
                 8.25% due 6/26/2010                   USD          500,000                  494,610
               -------------------------------------------------------------------------------------
               Total Fixed Income Securities
               in China                                                                      494,610
====================================================================================================
Indonesia--0.8%
               Government--Foreign--0.2%
               Indonesia Government International
                 Bond, 7.50% due 1/15/2016 (g)                      350,000                  356,122
               -------------------------------------------------------------------------------------
               Paper--0.3%
               PT Indah Kiat Pulp & Paper Tranche
                 B, 3.555% due 4/28/2018 (g)                        505,896                  338,950
               PT Pabrik Kertas Tjiwa Kimia Tranche
                 B, 3.783% due 4/28/2018 (g)                        235,156                  136,390
                                                                                        ------------
                                                                                             475,340
               -------------------------------------------------------------------------------------
               Telecommunications--0.3%
               Excelcomindo Finance Co. BV, 8%
                 due 1/27/2009 (g)                                  475,000                  477,375
               -------------------------------------------------------------------------------------
               Total Fixed Income Securities
               in Indonesia                                                                1,308,837
====================================================================================================
Philippines--1.4%
               Government--Foreign--1.4%
               Philippine Government
                 International Bond:
                   9% due 2/15/2013                               1,050,000                1,130,063
                   8.875% due 3/17/2015                           1,110,000                1,201,575
               -------------------------------------------------------------------------------------
               Total Fixed Income Securities
               in the Philippines                                                          2,331,638
               -------------------------------------------------------------------------------------
               Total Fixed Income Securities
               in the Pacific Basin/Asia--4.6%                                             7,739,471
               -------------------------------------------------------------------------------------
               Total Fixed Income Securities
               (Cost--$125,587,968)--73.3%                                               123,424,789
====================================================================================================

                                U.S. Government
                                Obligations
====================================================================================================
North America
----------------------------------------------------------------------------------------------------
United States--22.7%
               U.S. Treasury Bonds, 5.375%
                 due 2/15/2031                                    8,500,000             $  8,646,761
               U.S. Treasury Notes:
                   4.875% due 5/31/2011                           6,000,000                5,939,064
                   4.125% due 5/15/2015                          10,000,000                9,285,550
                   4.50% due 11/15/2015                           4,050,000                3,857,625
                   4.50% due 2/15/2016                            2,700,000                2,568,796
                   5.125% due 5/15/2016                           7,850,000                7,840,800
               -------------------------------------------------------------------------------------
               Total U.S. Government Obligations
               (Cost--$40,006,017)--22.7%                                                 38,138,596
====================================================================================================

====================================================================================================

               Non-U.S. Government Collateralized
               Mortgage Obligations
====================================================================================================
North America
----------------------------------------------------------------------------------------------------
United States--1.2%
               GS Mortgage Securities Corp. II
                 Series 2005-GG4 Class A4A,
                 4.751% due 7/10/2039 (g)                         2,000,000                1,848,415
               -------------------------------------------------------------------------------------
               Total Non-Government Collateralized
               Mortgage Obligations
               (Cost--$2,019,689)--1.1%                                                    1,848,415
====================================================================================================

====================================================================================================

                                                                 Beneficial
                                Other Interests (e)                Interest
====================================================================================================
Latin America
----------------------------------------------------------------------------------------------------
Argentina--0.1%
               Government--Foreign--0.1%
               Argentina Government
                 International Bond                    USD        2,032,119                  175,778
               -------------------------------------------------------------------------------------
               Total Other Interests
               (Cost--$95,406)--0.1%                                                         175,778
====================================================================================================
               Total Investments
               (Cost--$170,146,266*)--97.5%                                              164,107,859

               Other Assets Less Liabilities--2.5%                                         4,282,535
                                                                                        ------------
               Net Assets--100.0%                                                       $168,390,394
                                                                                        ============


12      MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006

Schedule of Investments (continued)                            (in U.S. dollars)

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...................................          $ 170,100,134
                                                                  =============
      Gross unrealized appreciation ....................          $   2,494,044
      Gross unrealized depreciation ....................             (8,486,319)
                                                                  -------------
      Net unrealized depreciation ......................          $  (5,992,275)
                                                                  =============

(a)   Convertible security.
(b)   Floating rate note.
(c)   Non-income producing security.
(d) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.
(e) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(f) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(g) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(h) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(i) Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
o For Fund compliance purposes, the Fund's "industry" classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
o Investments in companies considered to be an affiliate of the Fund (for purposes of Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      ---------------------------------------------------------------------------------------------
                                                                           Net             Interest
      Affiliate                                                          Activity           Income
      ---------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I               --             $66,786
      ---------------------------------------------------------------------------------------------

o     Forward foreign exchange contracts as of June 30, 2006 were as follows:

      --------------------------------------------------------------------------
                                                                    Unrealized
      Foreign                         Settlement                   Appreciation
      Currency Purchased                 Date                     (Depreciation)
      --------------------------------------------------------------------------
      BRL         8,167,780          September 2006                 $   165,067
      CHF         5,290,230          August 2006                         15,196
      CNY        27,261,200          September 2006                       3,573
      CZK        36,634,975          September 2006                     (17,483)
      EGP         9,809,000          August 2006                         (5,564)
      EUR        20,774,168          August 2006                        (34,758)
      EUR         3,301,470          September 2006                     (58,462)
      HUF       344,253,000          September 2006                    (119,645)
      IDR    29,967,300,000          July 2006                          (69,286)
      IDR    16,719,500,000          October 2006                        26,307
      JPY     2,268,325,056          September 2006                    (314,376)
      JPY     2,528,560,560          October 2006                        41,370
      KRW     1,536,480,000          September 2006                      (9,132)
      MYR         6,402,200          August 2006                        (45,916)
      PHP        89,530,000          July 2006                          (55,887)
      PLN        15,794,300          September 2006                    (169,771)
      RON         2,488,500          November 2006                      (19,316)
      RUB        52,206,600          August 2006                         16,000
      SGD         2,825,332          September 2006                      10,844
      THB        64,362,000          September 2006                      11,346
      TRY         3,355,000          August 2006                       (414,477)
      --------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward Foreign Exchange
      Contracts--Net (USD Commitment--$114,318,362)                 $(1,044,370)
                                                                    ===========

      --------------------------------------------------------------------------
                                                                    Unrealized
      Foreign                         Settlement                   Appreciation
      Currency Sold                      Date                     (Depreciation)
      --------------------------------------------------------------------------
      BRL         3,745,500          September 2006                 $   (75,400)
      EUR         7,665,268          August 2006                        (78,664)
      EUR        22,444,685          September 2006                      (2,698)
      EUR           700,000          November 2006                       (4,075)
      JPY       389,952,500          October 2006                        31,400
      --------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward Foreign Exchange
      Contracts--Net (USD Commitment--$44,618,892)                  $  (129,437)
                                                                    ===========


        MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006         13

Schedule of Investments (concluded)                            (in U.S. dollars)

o     Swaps outstanding as of June 30, 2006 were as follows:

      ----------------------------------------------------------------------------------------------------
                                                                                             Unrealized
                                                                       Notional             Appreciation
                                                                        Amount             (Depreciation)
      ----------------------------------------------------------------------------------------------------
      Sold credit default protection on Republic of
         Brazil and receive 1.65%

         Broker, JPMorgan Chase Bank
         Expires March 2007                                           $ 1,000,000              $    10,156

      Sold credit default protection on Republic of Turkey and receive 1.17%

         Broker, Morgan Stanley Capital Services, Inc.
         Expires March 2007                                           $ 1,000,000                    1,036

      Sold credit default protection on Republic of Colombia and receive 1.80%

         Broker, Morgan Stanley Capital Services, Inc.
         Expires April 2007                                           $ 1,000,000                   12,235

      Sold credit default protection on Russia
         Government International
         Bond and receive 0.68%

         Broker, JPMorgan Chase Bank
         Expires June 2007                                            $ 1,000,000                    2,450

      Pay a fixed rate of 3.0375% and receive a floating rate based 3-month CAD
         Bankers' Acceptance Rate

         Broker, JPMorgan Chase Bank
         Expires June 2007                                            $10,500,000                  136,761

      Sold credit default protection on Argentina
         Government International Bond and
         receive 3.40%

         Broker, JPMorgan Chase Bank
         Expires January 2011                                         $ 1,000,000                   19,894

      Sold credit default protection on Indonesia
         Government International Bond and
         receive 1.63%

         Broker, Citibank N.A.
         Expires March 2011                                           $ 1,500,000                  (20,908)

      Sold credit default protection on United
         Mexican States and receive 0.78%

         Broker, Morgan Stanley Capital Services, Inc.
         Expires June 2011                                            $ 1,000,000                     (491)

      Receive a fixed rate of 4.466% and pay a floating rate based on 3-month LIBOR

         Broker, Citibank N.A.
         Expires May 2015                                             $ 5,000,000                 (438,635)

      Receive a fixed rate of 4.18% and pay
         a floating rate based 3-month CAD
         Bankers' Acceptance Rate

         Broker, JPMorgan Chase Bank
         Expires June 2015                                            $ 2,500,000                 (141,466)
      ----------------------------------------------------------------------------------------------------
      Total                                                                                    $  (418,968)
                                                                                               ===========

o     Currency Abbreviations:

      ARS    Argentine Peso
      AUD    Australian Dollar
      BRL    Brazilian Real
      CAD    Canadian Dollar
      CHF    Swiss Franc
      CNY    Yuan Renminbi
      CZK    Czech Koruna
      DKK    Danish Krone
      EGP    Egyptian Pound
      EUR    Euro
      GBP    British Pound
      HUF    Forint
      IDR    Rupia
      JPY    Japanese Yen
      KRW    Won
      MXN    Mexican Peso
      MYR    Malaysian Ringgit
      NOK    Norwegian Krone
      PHP    Philippine Peso
      PLN    Zlory
      RON    Romanian Leu
      RUB    Russian Ruble
      SEK    Swedish Krona
      SGD    Singapore Dollar
      THB    Thai Baht
      TRY    New Turkish Lira
      USD    U.S. Dollar
      ZAR    South African Rand

      See Notes to Financial Statements.


14      MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006

Statement of Assets and Liabilities

As of June 30, 2006

===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
             Investments in unaffiliated securities, at value (identified cost--$170,146,266)                         $ 164,107,859
             Foreign cash (cost--$990,416) .................................................                                958,153
             Unrealized appreciation on forward foreign exchange contracts .................                                321,103
             Unrealized appreciation on swaps ..............................................                                182,532
             Receivables:
                Interest ...................................................................      $   3,048,988
                Securities sold ............................................................          2,964,926
                Forward foreign exchange contracts .........................................            490,628
                Capital shares sold ........................................................             87,099
                Swaps ......................................................................             37,927
                Variation margin ...........................................................              2,845           6,632,413
                                                                                                  -------------
             Prepaid expenses and other assets .............................................                                 31,296
                                                                                                                      -------------
             Total assets ..................................................................                            172,233,356
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
             Unrealized depreciation on forward foreign exchange contracts .................                              1,494,910
             Unrealized depreciation on swaps ..............................................                                601,500
             Bank overdraft ................................................................                                433,526
             Deferred foreign capital gain tax .............................................                                  7,599
             Payables:
                Capital shares redeemed ....................................................            461,302
                Securities purchased .......................................................            420,789
                Dividends to shareholders ..................................................            212,244
                Investment adviser .........................................................             77,659
                Distributor ................................................................             53,941
                Other affiliates ...........................................................             45,965           1,271,900
                                                                                                  -------------
             Accrued expenses and other liabilities ........................................                                 33,527
                                                                                                                      -------------
             Total liabilities .............................................................                              3,842,962
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
             Net assets ....................................................................                          $ 168,390,394
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
             Class A Shares of Common Stock, $.10 par value, 1,000,000,000 shares authorized                          $   1,103,152
             Class B Shares of Common Stock, $.10 par value, 1,000,000,000 shares authorized                                314,304
             Class C Shares of Common Stock, $.10 par value, 1,000,000,000 shares authorized                                640,270
             Class I Shares of Common Stock, $.10 par value, 1,000,000,000 shares authorized                                751,840
             Paid-in capital in excess of par ..............................................                            368,717,071
             Undistributed investment income--net ..........................................      $   4,241,656
             Accumulated realized capital losses--net ......................................       (199,791,802)
             Unrealized depreciation--net ..................................................         (7,586,097)
                                                                                                  -------------
             Total accumulated losses--net .................................................                           (203,136,243)
                                                                                                                      -------------
             Net assets ....................................................................                          $ 168,390,394
                                                                                                                      -------------
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
             Class A--Based on net assets of $66,116,444 and 11,031,520 shares outstanding .                          $        5.99
                                                                                                                      =============
             Class B--Based on net assets of $18,837,481 and 3,143,035 shares outstanding ..                          $        5.99
                                                                                                                      =============
             Class C--Based on net assets of $38,346,196 and 6,402,696 shares outstanding ..                          $        5.99
                                                                                                                      =============
             Class I--Based on net assets of $45,090,273 and 7,518,399 shares outstanding ..                          $        6.00
                                                                                                                      =============

      See Notes to Financial Statements.


        MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006         15

Statement of Operations

For the Six Months Ended June 30, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
             Interest (including $66,786 from affiliates) ..................................                          $   4,751,880
             Dividends .....................................................................                                  9,000
             Other .........................................................................                                 37,698
                                                                                                                      -------------
             Total income ..................................................................                              4,798,578
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
             Investment advisory fees ......................................................      $     514,920
             Account maintenance and distribution fees--Class C ............................            149,016
             Account maintenance fees--Class A .............................................             85,267
             Account maintenance and distribution fees--Class B ............................             77,461
             Transfer agent fees--Class I ..................................................             54,406
             Accounting services ...........................................................             50,964
             Professional fees .............................................................             42,695
             Printing and shareholder reports ..............................................             36,547
             Transfer agent fees--Class A ..................................................             36,305
             Transfer agent fees--Class C ..................................................             33,097
             Registration fees .............................................................             31,405
             Transfer agent fees--Class B ..................................................             19,494
             Custodian fees ................................................................              9,727
             Directors' fees and expenses ..................................................              8,129
             Pricing fees ..................................................................              6,878
             Other .........................................................................             17,752
                                                                                                  -------------
             Total expenses ................................................................                              1,174,063
                                                                                                                      -------------
             Investment income--net ........................................................                              3,624,515
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
             Realized gain (loss) on:
                Investments--net ...........................................................         (1,719,368)
                Futures contracts and swaps--net ...........................................            (25,930)
                Foreign currency transactions--net .........................................          2,661,538             916,240
                                                                                                  -------------
             Change in unrealized appreciation/depreciation on:
                Investments--net (including $15,724 foreign capital gain tax credit) .......         (1,128,737)
                Futures contracts and swaps--net ...........................................           (378,371)
                Foreign currency transactions--net .........................................         (1,820,515)         (3,327,623)
                                                                                                  ---------------------------------
             Total realized and unrealized loss--net .......................................                             (2,411,383)
                                                                                                                      -------------
             Net Increase in Net Assets Resulting from Operations ..........................                          $   1,213,132
                                                                                                                      =============

      See Notes to Financial Statements.


16      MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006

Statements of Changes in Net Assets

                                                                                                   For the Six          For the
                                                                                                   Months Ended        Year Ended
                                                                                                     June 30,          December 31,
Increase (Decrease) in Net Assets:                                                                     2006               2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
             Investment income--net ........................................................      $   3,624,515       $   9,351,125
             Realized gain--net ............................................................            916,240           2,127,407
             Change in unrealized appreciation/depreciation--net ...........................         (3,327,623)        (18,680,254)
                                                                                                  ---------------------------------
             Net increase (decrease) in net assets resulting from operations ...............          1,213,132          (7,201,722)
                                                                                                  ---------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
             Investment income--net:
                Class A ....................................................................         (1,499,401)         (3,942,535)
                Class B ....................................................................           (398,940)         (1,178,045)
                Class C ....................................................................           (713,684)         (1,576,269)
                Class I ....................................................................         (1,057,804)         (2,705,275)
                                                                                                  ---------------------------------
             Net decrease in net assets resulting from dividends to shareholders ...........         (3,669,829)         (9,402,124)
                                                                                                  ---------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
             Net increase (decrease) in net assets derived from capital share transactions .           (476,094)         12,690,044
                                                                                                  ---------------------------------
===================================================================================================================================
Redemption Fees
-----------------------------------------------------------------------------------------------------------------------------------
             Redemption fees ...............................................................                 31               3,493
                                                                                                  ---------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
             Total decrease in net assets ..................................................         (2,932,760)         (3,910,309)
             Beginning of period ...........................................................        171,323,154         175,233,463
                                                                                                  ---------------------------------
             End of period* ................................................................      $ 168,390,394       $ 171,323,154
                                                                                                  =================================
                * Undistributed investment income--net .....................................      $   4,241,656       $   4,286,970
                                                                                                  =================================

      See Notes to Financial Statements


        MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006         17

Financial Highlights

                                                                                    Class A
                                              ------------------------------------------------------------------------------------
The following per share data                  For the Six                                For the Year Ended
and ratios have been derived                  Months Ended                                  December 31,
from information provided in                    June 30,          ----------------------------------------------------------------
the financial statements.                         2006               2005              2004              2003              2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....      $     6.08         $     6.66        $     6.07        $     4.84        $     5.46
                                               -----------------------------------------------------------------------------------
Investment income--net*** ...............             .13                .33               .39               .41               .47
Realized and unrealized gain (loss)--net             (.09)+             (.58)+             .59+             1.26              (.65)
                                               -----------------------------------------------------------------------------------
Total from investment operations ........             .04               (.25)              .98              1.67              (.18)
                                               -----------------------------------------------------------------------------------
Less dividends from investment
  income--net ...........................            (.13)              (.33)             (.39)             (.44)             (.44)
                                               -----------------------------------------------------------------------------------
Net asset value, end of period ..........      $     5.99         $     6.08        $     6.66        $     6.07        $     4.84
                                               ===================================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ......             .70%@            (3.78%)           17.04%            35.82%            (3.08%)
                                               ===================================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
Expenses, excluding
  reorganization expenses ...............            1.25%*             1.25%             1.33%             1.36%             1.48%
                                               ===================================================================================
Expenses ................................            1.25%*             1.25%             1.33%             1.47%             1.48%
                                               ===================================================================================
Investment income--net ..................            4.34%*             5.27%             6.34%             7.40%             9.43%
                                               ===================================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)       $   66,116         $   68,497        $   81,145        $   70,595        $   42,319
                                               ===================================================================================
Portfolio turnover ......................           54.44%            102.65%            90.60%           172.53%            69.77%
                                               ===================================================================================

                                                                                    Class B
                                              ------------------------------------------------------------------------------------
The following per share data                  For the Six                                For the Year Ended
and ratios have been derived                  Months Ended                                  December 31,
from information provided in                    June 30,          ----------------------------------------------------------------
the financial statements.                         2006               2005              2004              2003              2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....      $     6.08         $     6.66        $     6.07        $     4.84        $     5.46
                                               -----------------------------------------------------------------------------------
Investment income--net*** ...............             .12                .30               .35               .39               .34
Realized and unrealized gain (loss)--net             (.09)+             (.58)+             .60+             1.25              (.55)
                                               -----------------------------------------------------------------------------------
Total from investment operations ........             .03               (.28)              .95              1.64              (.21)
                                               -----------------------------------------------------------------------------------
Less dividends from investment
  income--net ...........................            (.12)              (.30)             (.36)             (.41)             (.41)
                                               -----------------------------------------------------------------------------------
Net asset value, end of period ..........      $     5.99         $     6.08        $     6.66        $     6.07        $     4.84
                                               ===================================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ......             .43%@            (4.28%)           16.43%            35.10%            (3.60%)
                                               ===================================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
Expenses, excluding
  reorganization expenses ...............            1.78%*             1.78%             1.85%             1.89%             1.99%
                                               ===================================================================================
Expenses ................................            1.78%*             1.78%             1.85%             2.00%             1.99%
                                               ===================================================================================
Investment income--net ..................            3.82%*             4.74%             5.81%             7.11%             6.66%
                                               ===================================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)       $   18,837         $   22,512        $   25,226        $   31,443        $   32,551
                                               ===================================================================================
Portfolio turnover ......................           54.44%            102.65%            90.60%           172.53%            69.77%
                                               ===================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Includes a redemption fee, which is less than $.01 per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


18      MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006

Financial Highlights (concluded)

                                                                                    Class C
                                              ------------------------------------------------------------------------------------
The following per share data                  For the Six                                For the Year Ended
and ratios have been derived                  Months Ended                                  December 31,
from information provided in                    June 30,          ----------------------------------------------------------------
the financial statements.                         2006               2005              2004              2003              2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....      $     6.07         $     6.65        $     6.07        $     4.84        $     5.45
                                               -----------------------------------------------------------------------------------
Investment income--net*** ...............             .11                .29               .35               .38               .37
Realized and unrealized gain (loss)--net             (.07)+             (.57)+             .59+             1.26              (.57)
                                               -----------------------------------------------------------------------------------
Total from investment operations ........             .04               (.28)              .94              1.64              (.20)
                                               -----------------------------------------------------------------------------------
Less dividends from investment
  income--net ...........................            (.12)              (.30)             (.36)             (.41)             (.41)
                                               -----------------------------------------------------------------------------------
Net asset value, end of period ..........      $     5.99         $     6.07        $     6.65        $     6.07        $     4.84
                                               ===================================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ......             .58%@            (4.33%)           16.22%            35.07%            (3.46%)
                                               ===================================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
Expenses, excluding
  reorganization expenses ...............            1.82%*             1.82%             1.90%             1.92%             2.04%
                                               ===================================================================================
Expenses ................................            1.82%*             1.82%             1.90%             2.03%             2.04%
                                               ===================================================================================
Investment income--net ..................            3.77%*             4.61%             5.73%             6.67%             7.42%
                                               ===================================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)       $   38,346         $   35,640        $   19,447        $    6,919        $    1,756
                                               ===================================================================================
Portfolio turnover ......................           54.44%            102.65%            90.60%           172.53%            69.77%
                                               ===================================================================================

                                                                                    Class I
                                              ------------------------------------------------------------------------------------
The following per share data                  For the Six                                For the Year Ended
and ratios have been derived                  Months Ended                                  December 31,
from information provided in                    June 30,          ----------------------------------------------------------------
the financial statements.                         2006               2005              2004              2003              2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....      $     6.08         $     6.66        $     6.08        $     4.85        $     5.46
                                               -----------------------------------------------------------------------------------
Investment income--net*** ...............             .14                .35               .40               .44               .41
Realized and unrealized gain (loss)--net             (.08)+             (.58)+             .59+             1.24              (.57)
                                               -----------------------------------------------------------------------------------
Total from investment operations ........             .06               (.23)              .99              1.68              (.16)
                                               -----------------------------------------------------------------------------------
Less dividends from investment
  income--net ...........................            (.14)              (.35)             (.41)             (.45)             (.45)
                                               -----------------------------------------------------------------------------------
Net asset value, end of period ..........      $     6.00         $     6.08        $     6.66        $     6.08        $     4.85
                                               ===================================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ......             .99%@            (3.54%)           17.14%            36.10%            (2.65%)
                                               ===================================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
Expenses, excluding
  reorganization expenses ...............            1.00%*             1.00%             1.08%             1.10%             1.21%
                                               ===================================================================================
Expenses ................................            1.00%*             1.00%             1.08%             1.21%             1.21%
                                               ===================================================================================
Investment income--net ..................            4.59%*             5.51%             6.59%             7.68%             8.16%
                                               ===================================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)       $   45,090         $   44,675        $   49,416        $   49,737        $   24,267
                                               ===================================================================================
Portfolio turnover ......................           54.44%            102.65%            90.60%           172.53%            69.77%
                                               ===================================================================================

*     Annualized.
** Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge.
***   Based on average shares outstanding.
+     Includes a redemption fee, which is less than $.01 per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006         19

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch World Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Floating rate loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The value of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as


20      MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006
determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations, not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.


        MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006         21

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Bank overdraft -- The Fund recorded a bank overdraft, which resulted from management estimates of available cash.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..60%, on an annual basis, of the average daily value of the Fund's net assets. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which FAM pays MLAM U.K. a fee in an amount to be determined from time to time by FAM and MLAM U.K., but in no event in excess of the amount that FAM actually receives.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account         Distribution
                                                Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class A ..............................               .25%                --
Class B ..............................               .25%               .50%
Class C ..............................               .25%               .55%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


22      MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006

For the six months ended June 30, 2006, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $ 6,839               $59,403
--------------------------------------------------------------------------------

For the six months ended June 30, 2006, MLPF&S received contingent deferred sales charges of $12,715 and $4,975 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM.

For the six months ended June 30, 2006, the Fund reimbursed FAM $1,876 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, FAMD, MLAM U.K., PSI, FDS, ML & Co., MLIM, and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended June 30, 2006 were $91,961,932 and $89,289,525, respectively.

4. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was $(476,094) and $12,690,044 for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.

Transactions in shares of capital for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended June 30, 2006                                  Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..............................           741,152       $  4,544,904
Automatic conversion of shares ...........           249,599          1,531,068
Shares issued to shareholders
  in reinvestment of dividends ...........           111,158            677,486
                                                -------------------------------
Total issued .............................         1,101,909          6,753,458
Shares redeemed ..........................        (1,338,143)        (8,192,990)
                                                -------------------------------
Net decrease .............................          (236,234)      $ (1,439,532)
                                                ===============================

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended December 31, 2005                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,243,471       $  7,878,383
Automatic conversion of shares ...........           336,432          2,109,259
Shares issued to shareholders in
  reinvestment of dividends ..............           291,969          1,834,284
                                                -------------------------------
Total issued .............................         1,871,872         11,821,926
Shares redeemed ..........................        (2,795,649)       (17,583,046)
                                                -------------------------------
Net decrease .............................          (923,777)      $ (5,761,120)
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended June 30, 2006                                  Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..............................           267,089       $  1,641,996
Shares issued to shareholders
  in reinvestment of dividends ...........            28,065            171,106
                                                -------------------------------
Total issued .............................           295,154          1,813,102
                                                -------------------------------
Automatic conversion of shares ...........          (249,599)        (1,531,068)
Shares redeemed ..........................          (605,866)        (3,699,114)
                                                -------------------------------
Total redeemed ...........................          (855,465)        (5,230,182)
                                                -------------------------------
Net decrease .............................          (560,311)      $ (3,417,080)
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended December 31, 2005                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,219,218       $  7,754,726
Shares issued to shareholders in
  reinvestment of dividends ..............            84,075            528,134
                                                -------------------------------
Total issued .............................         1,303,293          8,282,860
                                                -------------------------------
Automatic conversion of shares ...........          (336,468)        (2,109,259)
Shares redeemed ..........................        (1,053,882)        (6,610,095)
                                                -------------------------------
Total redeemed ...........................        (1,390,350)        (8,719,354)
                                                -------------------------------
Net decrease .............................           (87,057)      $   (436,494)
                                                ===============================


        MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006         23

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended June 30, 2006                                  Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,894,354       $ 11,637,470
Shares issued to shareholders
  in reinvestment of dividends ...........            65,529            398,711
                                                -------------------------------
Total issued .............................         1,959,883         12,036,181
Shares redeemed ..........................        (1,424,169)        (8,746,069
                                                -------------------------------
Net increase .............................           535,714       $  3,290,112
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended December 31, 2005                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..............................         4,254,729       $ 27,211,972
Shares issued to shareholders in
  reinvestment of dividends ..............           147,392            921,479
                                                -------------------------------
Total issued .............................         4,402,121         28,133,451
Shares redeemed ..........................        (1,459,114)        (9,001,399)
                                                -------------------------------
Net increase .............................         2,943,007       $ 19,132,052
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Six Months                                     Dollar
Ended June 30, 2006                                  Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,391,166       $  8,534,524
Shares issued to shareholders
  in reinvestment of dividends ...........            73,808            449,736
                                                -------------------------------
Total issued .............................         1,464,974          8,984,260
Shares redeemed ..........................        (1,290,978)        (7,893,854)
                                                -------------------------------
Net increase .............................           173,996       $  1,090,406
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended December 31, 2005                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,945,368       $ 12,367,148
Shares issued to shareholders in
  reinvestment of dividends ..............           175,416          1,101,136
                                                -------------------------------
Total issued .............................         2,120,784         13,468,284
Shares redeemed ..........................        (2,196,575)       (13,712,678)
                                                -------------------------------
Net decrease .............................           (75,791)      $   (244,394)
                                                ===============================

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2006.

6. Commitments:

At June 30, 2006, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to sell various foreign currencies with an approximate value of $1,834,000.

7. Capital Loss Carryforward:

On December 31, 2005, the Fund had a net capital loss carryforward of $200,732,735, of which $60,918,566 expires in 2006, $89,930,529 expires in 2007,
$20,097,078 expires in 2008, $7,574,253 expires in 2009, $17,836,357 expires in
2010 and $4,375,952 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


24      MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006

Officers and Directors

Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Kenneth A. Froot, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon Jr., Director
Donald C. Burke, Vice President and Treasurer
B. Daniel Evans, Vice President
Romualdo Roldan, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


        MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006         25

Disclosure of Investment Advisory Agreement

Activities and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only association with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and as a trustee or director of certain other funds advised by the Investment Adviser or its affiliates. The Co-chairmen of the Board are also independent directors. New director nominees are chosen by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee, and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Fund between the Investment Adviser and Merrill Lynch Asset Management U.K. Limited (the "sub-adviser"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team regarding investment strategies used by the Fund during its most recent fiscal year; and (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Fund. Since the sub-advisory services are provided by an affiliate of the Investment Adviser, and no additional fee is paid for these services, the Board considered the sub-advisory agreement and Investment Advisory Agreement together. The Board also considers other matters it deems important to the approval process, such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Fund.


26      MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement and the sub-advisory agreement in June 2006, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser and the sub-adviser, focusing on the investment advisory services and the resulting performance of the Fund. The Board uses data provided by Lipper and by management in its review of advisory services. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Board concluded that the comparative data indicated that performance was competitive. Considering all these factors, the Board concluded that the nature and quality of the services provided supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviewed the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's taxable fixed income investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio management team and noted that B. Daniel Evans and Romualdo Roldan are the Fund's co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Evans has more than 12 years experience in portfolio management and Mr. Roldan has more than eight years in portfolio management. The Board considered that the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that experience.

Management Fees and Other Expenses -- The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. The Board also compares the Fund's total expenses to those of other comparable funds. The Board noted that the Investment Manager had advised the Board that it had no other comparable accounts with similar investment mandates. The Board determined that the Fund's contractual and actual management fee rates, as well as total expenses, were competitive with those of comparable funds. The Board concluded that the Fund's management fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability -- The Board considers the cost of the services provided to the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board concluded that the profits of the Investment Adviser and its affiliates are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. While there was no evidence to date that the Fund's assets have reached a level where such economies are effectively available, the Board noted that they would continue to seek information relating to economies of scale. The Board determined that the management fee structure was reasonable and that no changes were currently necessary.

Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


        MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006         27

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement -- Matters Considered by the Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 9, 2006. The Board also approved the issuance of new classes of shares and new distribution arrangements with respect to these new share classes, including higher distribution fees for certain new share classes, to take effect after the closing of the Transaction. The Board also approved revised front-end sales charge schedules with respect to certain classes of shares of the Fund.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

o that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

o that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

o that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;


28      MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006

o that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the potential for expanding distribution of Fund shares through improved access to third party distribution;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o that in June 2005, the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment


        MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006         29

Adviser and its affiliates from the Fund; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee


30      MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006
waivers -- compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers or after any expense caps or expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund and noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- The directors considered whether the Fund would generate any fall-out benefits to BlackRock Advisors. Fall-out benefits are indirect profits from other activities that accrue to the adviser or its affiliates solely because of the existence of the Fund. In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The directors considered investment performance for the Fund. The directors compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was


        MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006         31

Disclosure of New Investment Advisory Agreement (concluded)

within the range of performance of comparable funds over different time periods. The Board also noted that, following the close of the Transaction, BlackRock Advisors intended to implement steps to seek to improve the investment performance of the Fund including changes in the portfolio management personnel. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Subadvisory Agreement -- Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also discussed and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Fund operate with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Subadvisory Agreement.

In making its approval at the May in-person meeting, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Fund operate with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Subadviser would provide advisory services to the Fund under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.


32      MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


        MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006         33

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


34      MERRILL LYNCH WORLD INCOME FUND, INC.           JUNE 30, 2006

[LOGO] Merrill Lynch  Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch World Income Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                  #10788 -- 6/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch World Income Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch World Income Fund, Inc.

Date: August 23, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch World Income Fund, Inc.

Date: August 23, 2006


By: /s/ Donald C. Burke
    -------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch World Income Fund, Inc.

Date: August 23, 2006